Exhibit 99.1

EXECUTION COPY

AMENDMENT AND WAIVER

This Amendment and Waiver (the “Amendment and Waiver”) is entered into by and between BIO-KEY INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), and Laurus Master Fund, Ltd. (“Laurus”), and is effective as of the 23rd day of January, 2006.

WHEREAS, the Borrower issued a Secured Convertible Note to Laurus on September 29, 2004 in the aggregate original principal amount of $5,000,000 (the “September 2004 Note”), payable in full on September 29, 2007 (the “September Note Maturity Date”);

WHEREAS, the Borrower issued a Secured Convertible Note to Laurus on June 8, 2005 in the aggregate original principal amount of $2,000,000 (the “June 2005 Note,” payable in full on June 7, 2008 (the “June Note Maturity Date”) (the September 2004 Note and the June 2005 Note are collectively referred to as the “Notes”; capitalized terms not otherwise defined herein shall have the meanings given to them in the Notes);

WHEREAS, the parties agreed to amend the Notes effective August 31, 2005 to defer the payment of (i) the Principal Amount due and payable under the September 2004 Note for the months of September, October, November and December 2005 until the September Note Maturity Date, and (ii) the Principal Amount due and payable under the June 2005 Note for the months of October, November and December 2005 until the June Note Maturity Date;

WHEREAS, the parties now wish to extend the Maturity Date of the September 2004 Note to January 1, 2008, and change the Maturity Date of the June 2005 Note to December 1, 2008;

WHEREAS, the Borrower has agreed to (i) issue 150,000 newly issued restricted shares of its common stock, $.0001 par value per share to Laurus (the “December Shares”), with registration rights to be granted to Laurus with respect to such shares as provided herein, (ii) reset the exercise price of all warrants held by Laurus to purchase shares of the Borrower’s common stock to $1.00 per share, and (iii) reset the Fixed Conversion Price under the Notes to $0.85 per share;

WHEREAS, Laurus has agreed to (i) unconditionally and irrevocably waive the provisions of Section 3.4(b)(C) of each Note regarding the adjustment of the Fixed Conversion Price (as defined in each such Note), in each case solely with respect to the issuance of up to an aggregate of (x) the December Shares to be issued by the Company on or about the date hereof to Laurus, and (y) certain other securities described below which have a conversion price of $0.70 per share, and (ii) waive all penalties arising out of certain obligations of the Borrower with respect to the registration of certain securities of the Borrower with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       September 2004 Note. With respect to the September 2004 Note, the parties hereby agree that (i) the Maturity Date shall be extended to January 1, 2008; (ii) the remaining Principal Amounts due under the September 2004 Note shall be paid in nineteen (19) consecutive monthly payments of $187,368.42, together with any accrued and unpaid interest, beginning on July 1, 2006 and ending on January 1, 2008; and (iii) the Fixed Conversion Price shall be reset to $0.85 per share.  Notwithstanding the foregoing, the Borrower shall remain obligated to pay all interest when due under the September 2004 Note.  Notwithstanding the foregoing, the limitations set forth in Section 3.2 of the September 2004 Note shall continue to apply.

2.                                       June 2005 Note.  With respect to the June 2005 Note, the parties hereby agree that (i) the Maturity Date shall be changed to December 1, 2008; and (ii) the remaining Principal Amounts due under the June 2005 Note shall be paid in thirty (30) consecutive monthly payments of $66,666.67, together with any accrued and unpaid interest, beginning on July 1, 2006 and ending on December 31, 2008; and (iii) the Fixed Conversion Price shall be reset to $0.85 per share.  Notwithstanding the foregoing, the Borrower shall remain obligated to pay all interest when due under the June 2005 Note.  Notwithstanding the foregoing, the limitations set forth in Section 3.2 of the June 2005 Note shall continue to apply.

3.                                       Issuance of December Shares; Rule 144.

(a)  As consideration for the foregoing, the Borrower hereby agrees to (i) issue the December Shares to Laurus and (ii) reset the exercise price of all warrants held by Laurus to purchase shares of the Borrower’s common stock to $1.00 per share, effective as of the date hereof.  The Borrower shall deliver to Laurus an original, newly issued stock certificate evidencing the December Shares within five (5) business days after the date hereof.

(b)  This Amendment and Waiver, including but not limited to the issuance of securities contemplated hereunder (the “Securities”), is made with Laurus in reliance upon Laurus’ representation to the Borrower, which by Laurus’ execution of this Amendment and Waiver, Laurus hereby confirms, that the Securities to be acquired by Laurus will be acquired for investment for Laurus’ own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Laurus has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Amendment and Waiver, Laurus further represents that Laurus does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  Laurus has not been formed for the specific purpose of acquiring the Securities.  Laurus agrees and acknowledges that it has had an opportunity to discuss the Borrower’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Borrower’s management.  Laurus understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Laurus’ representations as expressed herein.  Laurus understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Laurus must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Laurus hereby represents and warrants to the Borrower that Laurus is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.  Laurus acknowledges that the Borrower has no obligation to register or qualify the Securities for resale except as is otherwise set forth in this Amendment and Waiver and the Registration Rights Agreement (as defined herein below).  Laurus further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Borrower which are outside of Laurus’ control, and which the Borrower is under no obligation and may not be able to satisfy.

(c) Laurus understands that the December Shares shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

Certificates evidencing the December Shares shall not be required to contain the legend set forth above or any other legend (i) while a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of such December Shares is effective under the Securities Act; provided that the holder thereof covenants that in connection with each sale of such securities, a copy of the final prospectus that forms a part of such Registration Statement will be delivered in accordance with the provisions of Section 5(b)(2) of the Securities Act, and the rules and regulations promulgated thereunder, or (ii) following any sale of such Securities pursuant to Rule 144 under the Securities Act, or (iii) if such December Shares are eligible for sale under Rule 144(k) under the Securities Act, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission).  The Borrower shall cause its counsel to issue the legal opinion to permit the removal of the legend as permitted in the immediately preceding sentence to the Borrower’s transfer agent on the effective date of the Registration Statement covering the resale of the December Shares.  Following the effective date of such Registration Statement or at such earlier time as a legend is no longer required for the December Shares, the Borrower will no later than three trading days following the delivery by Laurus to the Borrower or the Borrower’s transfer agent of a legended certificate representing such December Shares, deliver or cause to be delivered to Laurus a certificate representing such December Shares that is free from all restrictive and other legends.

(d)                                 The Borrower acknowledges that all of the Common Stock issuable upon the conversion of the Notes shall be deemed to have been acquired at the same time as the Notes for purposes of Rule 144 under the Securities Act of 1933, as amended.

4.                                       Available Shares; Registration Rights.

(a)  Laurus acknowledges that upon the consummation of the amendments to the Notes contemplated hereby, the Borrower may not have a sufficient number of shares of its Common Stock available to pay the Principal Amounts and interest under the Notes, as amended, with Common Stock.  However, the Borrower intends to hold a shareholders meeting on or about February 22, 2006 at which the Borrower will seek shareholder approval for an increase in the number of its authorized shares of Common Stock to enable it to have a sufficient number of shares of its Common Stock to satisfy its obligations under the Notes, as amended, with Common Stock.  Within five (5) business days of that shareholders meeting, the Borrower will amend its registration statements filed with the Securities and Exchange Commission with respect to the securities underlying the Notes to account for the additional securities that may be issued as a result of the agreements herein (the “Additional Securities”).  Sections 2(b)(i) and (ii) of the Registration Rights Agreement between the Borrower and the Lenders shall not apply to the Additional Securities so long as such registration statements are declared effective by the Securities and Exchange Commission by April 30, 2006.

(b)                                 The Borrower hereby grants registration rights to Laurus with respect to the December Shares pursuant to a Registration Rights Agreement dated as of even date herewith, in the form attached as Exhibit A hereto, between Laurus and the Borrower (the “Registration Rights Agreement”).

5.                                       Conversion Price.  Laurus hereby unconditionally and irrevocably waives the provisions of Section 3.4(b)(C) of each Note regarding any adjustment of the Fixed Conversion Price (as defined in each such Note) that would otherwise be triggered as a result of the issuance of (i) the December Shares, (ii) the convertible term notes in the aggregate amount of approximately $1,000,000, that are convertible into preferred stock of the Borrower that is convertible into the Borrower’s common stock at $0.70 per share, and warrants to purchase 500,000 shares of the Borrower’s common stock at an exercise price of $1.00 per share issued on or about the date hereof, (iii) the adjustment of the conversion price of the subordinated convertible notes issued by the Borrower in September 2004 and May 2005 to $0.70 per share, (iv) the reset of the exercise price to $0.70 per share of all warrants previously issued by the Borrower to Jesup &. Lamont as consideration for its services to the Borrower in connection with its current recapitalization and (v) the reset of the conversion price of the Borrower’s Series A Preferred Stock to $0.70.  The waiver contained in this Section 6 relates exclusively to the securities described herein, and shall not apply to any other subsequent issuances of any Common Stock or other securities by the Borrower.

6.                                       Waiver of Penalties.  Laurus hereby agrees to waive all penalties under Section 2(b)(ii) of the Registration Rights Agreements between the Borrower and Laurus dated June 8, 2005 and September 29, 2004; provided that the Registration Statements described therein are declared effective by the Securities and Exchange Commission by April 30, 2006.

7.                                       Aether Note.  Laurus hereby acknowledges and consents to the Borrower, Public Safety Group, Inc. (“PSG”) and Aether Systems, Inc. (“Aether”) entering into an amendment of the Subordinated Secured Promissory Note, dated as of September 30, 2004 (as amended, modified and/or supplemented through the date hereof, the “Aether Note”), issued by the Borrower and PSG in favor of Aether to increase the principal amount due and payable to Aether under the Aether Note from $6,884,588 to $7,884,588; provided that (a) the Aether Note, as so amended, shall continue to constitute the Subordinated Note for all purposes of the Intercreditor Agreement dated as of September 30, 2004 by and among the Borrower, PSG, Laurus and Aether (the “Intercreditor Agreement”), and that all indebtedness and all other obligations and liabilities of the Company and PSG to Aether under the Aether Note are subordinated to the Senior Indebtedness (as defined in the Intercreditor Agreement) in the same manner as, and to the same extent, set forth in the Intercreditor Agreement and that all of the terms, conditions, representations and covenants contained in the Intercreditor Agreement shall remain in full force and effect after giving effect to the execution and effectiveness of such amendment to the Aether Note.

8.                                       Securities Purchase Agreement.  Laurus hereby acknowledges and consents to the Borrower entering into the Securities Purchase Agreement dated on or about the date hereof by and among the Borrower, The Shaar Fund, Ltd., Longview Fund, L.P. and the other purchasers party thereto (collectively, the “Subordinated Purchasers”), pursuant to which the Company will issue Convertible Term Notes in the aggregate principal amount of $1,000,000 and warrants to purchase up to an aggregate of 500,000 shares of the Borrower’s common stock to the Subordinated Purchasers.

9.                                       No Other Amendments.  Except as expressly set forth in this Amendment and Waiver, no other term or provision of any of the Notes is hereby amended or affected in any way, and the Notes shall remain in full force and effect after the date hereof.

10.                                 Governing Law.  This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

11.                                 Facsimile Signatures; Counterparts.  This Amendment and Waiver may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as a sealed instrument as of the date set forth in the first paragraph hereof.

BIO-KEY INTERNATIONAL, INC.

By:
Thomas J. Colatosti
Co-Chief Executive Officer

LAURUS MASTER FUND, LTD.

By:
Name:
Title: